LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MARCH 30, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED DECEMBER 28, 2016 OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES

Please note that effective March 30, 2017, the Fund will no longer offer Investor Shares. Effective as of that date, the share class will be closed to all incoming purchases.

Please retain this supplement for future reference.

WASX358397